AMENDMENT NO. 6 TO
                                       MANAGEMENT AGREEMENT (INVESTOR CLASS)

         THIS AMENDMENT NO. 6 TO MANAGEMENT AGREEMENT (INVESTOR CLASS) is made as of the 1st day of May, 2004, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies (other than American Century Quantitative Equity Funds, Inc., a Maryland corporation ("ACQEF, Inc.")) are parties to a certain Management Agreement (Investor Class) dated August 1, 1997, amended March 1, 1998, June 1, 1998, September 16, 2000, August 1, 2001, December 3, 2001, July
1, 2002 and December 31, 2002 (the "Agreement"); and

         WHEREAS, Companies and Investment Manager now desire to amend the Agreement to add ACQEF, Inc. as a party thereto;

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

                  1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

                  2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 6.

                  3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

                  4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

AMERICAN CENTURY INVESTMENT         AMERICAN CENTURY CALIFORNIA TAX-FREE
MANAGEMENT, INC.                                       AND MUNICIPAL FUNDS
                                                     AMERICAN CENTURY GOVERNMENT
                                                     INCOME TRUST AMERICAN
                                                     CENTURY INTERNATIONAL BOND
                                                     FUNDS AMERICAN CENTURY
                                                     INVESTMENT TRUST AMERICAN
                                                     CENTURY MUNICIPAL TRUST
                                                     AMERICAN CENTURY
                                                     QUANTITATIVE EQUITY FUNDS,
                                                     INC. AMERICAN CENTURY
                                                     TARGET MATURITIES TRUST
                                                     AMERICAN CENTURY VARIABLE
                                                     PORTFOLIOS II, INC.


By:  ______________________________         By:  ______________________________
Name:  David C. Tucker                           Name:  Charles C.S. Park
Title:    Senior Vice President                  Title: Vice President of each


Attest:  ______________________________     Attest:  __________________________
Name: Otis H. Cowan                              Name:  Otis H. Cowan
Title:  Assistant Secretary                 Title:  Assistant Secretary of each

                                          Exhibit A

               Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                         Date

American Century California Tax-Free and Municipal Funds
         California High-Yield Municipal Fund                                   August 1, 1997
         California Intermediate-Term Tax-Free Fund                             August 1, 1997
         California Limited-Term Tax-Free Fund                                  August 1, 1997
         California Long-Term Tax-Free Fund                                     August 1, 1997
         California Tax-Free Money Market Fund                                  August 1, 1997

American Century Government Income Trust
         Capital Preservation Fund                                              August 1, 1997
         Ginnie Mae Fund (formerly GNMA Fund)                                   August 1, 1997
         Government Agency Money Market Fund                                    August 1, 1997
         Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted              August 1, 1997
         Treasury Fund)
         Government Bond Fund (formerly Long-Term Treasury Fund)                August 1, 1997
         Short-Term Government Fund                                             August 1, 1997

American Century International Bond Funds
         International Bond Fund                                                August 1, 1997

American Century Investment Trust
         Prime Money Market Fund                                                August 1, 1997
         Diversified Bond Fund                                                  August 1, 2001
         Premium Money Market Fund                                              August 1, 2001
         High-Yield Fund                                                        July 1, 2002

American Century Municipal Trust
         Arizona Municipal Bond Fund (formerly Arizona                          August 1, 1997
         Intermediate-Term Municipal Fund)
         Florida Municipal Bond Fund (formerly Florida                          August 1, 1997
         Intermediate-Term Municipal Fund)
         Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund)          August 1, 1997
         High-Yield Municipal Fund                                              March 31, 1998
         Tax-Free Money Market Fund                                             August 1, 1997

Registered Investment Company and Funds                                         Date

American Century Quantitative Equity Funds, Inc.
         Equity Growth Fund                                                     May 1, 2004
         Global Gold Fund                                                       May 1, 2004
         Income & Growth Fund                                                   May 1, 2004
         Small Company Fund                                                     May 1, 2004
         Utilities Fund                                                         May 1, 2004

American Century Target Maturities Trust
         Target 2005 Fund                                                       August 1, 1997
         Target 2010 Fund                                                       August 1, 1997
         Target 2015 Fund                                                       August 1, 1997
         Target 2020 Fund                                                       August 1, 1997
         Target 2025 Fund                                                       August 1, 1997
         Target 2030 Fund                                                       September 16, 2000

American Century Variable Portfolios II, Inc.
         VP Inflation Protection Fund                                           December 31, 2002

Dated:  May 1, 2004

                                                 Exhibit B

                                           Series Investment Categories

Investment Category                 Series

Money Market Funds                  California Tax-Free Money Market Fund
                                    Capital Preservation Fund
                                    Government Agency Money Market Fund
                                    Prime Money Market Fund
                                    Tax-Free Money Market Fund
                                    Premium Money Market Fund

Bond Funds                          Arizona Municipal Bond Fund (formerly
                                    Arizona Intermediate-Term Municipal Fund)
                                    California High-Yield Municipal Fund
                                    California Intermediate-Term Tax-Free Fund
                                    California Limited-Term Tax-Free Fund
                                    California Long-Term Tax-Free Fund
                                    Diversified Bond Fund Florida Municipal Bond
                                    Fund (formerly Florida Intermediate-Term
                                    Municipal Fund) Ginnie Mae Fund (formerly
                                    GNMA Fund) Government Bond Fund (formerly
                                    Long-Term Treasury Fund) High-Yield
                                    Municipal Fund High-Yield Fund
                                    Inflation-Adjusted Bond Fund (formerly
                                    Inflation-Adjusted Treasury Fund)
                                    International Bond Fund Short-Term
                                    Government Fund Target 2005 Fund Target 2010
                                    Fund Target 2015 Fund Target 2020 Fund
                                    Target 2025 Fund Target 2030 Fund Tax-Free
                                    Bond Fund (formerly Intermediate-Term
                                    Tax-Free Fund) VP Inflation Protection Fund

Investment Category                 Series

Equity Funds                        Equity Growth Fund
                                    Global Gold Fund
                                    Income & Growth Fund
                                    Small Company Fund
                                    Utilities Fund

Dated:  May 1, 2004

                                              Exhibit C

                          Investment Category Fee Schedules: Money Market Funds

                                                 Schedule 1 Funds:
                                             Capital Preservation Fund
                                        Government Agency Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2500%
                           Next $1 billion                    0.2070%
                           Next $3 billion                    0.1660%
                           Next $5 billion                    0.1490%
                           Next $15 billion                   0.1380%
                           Next $25 billion                   0.1375%
                           Thereafter                         0.1370%


                                                 Schedule 2 Funds:
                                       California Tax-Free Money Market Fund
                                            Tax-Free Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2700%
                           Next $1 billion                    0.2270%
                           Next $3 billion                    0.1860%
                           Next $5 billion                    0.1690%
                           Next $15 billion                   0.1580%
                           Next $25 billion                   0.1575%
                           Thereafter                         0.1570%


                                                 Schedule 3 Funds:
                                              Prime Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3700%
                           Next $1 billion                    0.3270%
                           Next $3 billion                    0.2860%
                           Next $5 billion                    0.2690%
                           Next $15 billion                   0.2580%
                           Next $25 billion                   0.2575%
                           Thereafter                         0.2570%

                         Investment Category Fee Schedules: Money Market Funds
                                   (continued)

                                                 Schedule 4 Funds:
                                             Premium Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2300%
                           Next $1 billion                    0.1870%
                           Next $3 billion                    0.1460%
                           Next $5 billion                    0.1290%
                           Next $15 billion                   0.1180%
                           Next $25 billion                   0.1175%
                           Thereafter                         0.1170%


                                   Investment Category Fee Schedules: Bond Funds

                                           Schedule 1 Funds:
                       Government Bond Fund (formerly Long-Term Treasury Fund)
                                       California Limited-Term Tax-Free Fund
                                    California Intermediate-Term Tax-Free Fund
                                        California Long-Term Tax-Free Fund
                  Arizona Municipal Bond Fund (formerly Arizona Intermediate-
                                        Term Municipal Fund)
                  Florida Municipal Bond Fund (formerly Florida Intermediate-
                                        Term Municipal Fund)
                           Tax-Free Bond Fund (formerly Intermediate-Term
                     Tax-Free Fund) Inflation-Adjusted Bond Fund (formerly
                                Inflation-Adjusted Treasury Fund)
                                 VP Inflation Protection Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2800%
                           Next $1 billion                    0.2280%
                           Next $3 billion                    0.1980%
                           Next $5 billion                    0.1780%
                           Next $15 billion                   0.1650%
                           Next $25 billion                   0.1630%
                           Thereafter                         0.1625%

                                   Investment Category Fee Schedules: Bond Funds (continued)

                                Schedule 2 Funds:
                                       California High-Yield Municipal Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3100%
                           Next $1 billion                    0.2580%
                           Next $3 billion                    0.2280%
                           Next $5 billion                    0.2080%
                           Next $15 billion                   0.1950%
                           Next $25 billion                   0.1930%
                           Thereafter                         0.1925%


                                                 Schedule 3 Funds:
                                       Ginnie Mae Fund (formerly GNMA Fund)
                                            Short-Term Government Fund
                                                 Target 2005 Fund
                                                 Target 2010 Fund
                                                 Target 2015 Fund
                                                 Target 2020 Fund
                                                 Target 2025 Fund
                                                 Target 2030 Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3600%
                           Next $1 billion                    0.3080%
                           Next $3 billion                    0.2780%
                           Next $5 billion                    0.2580%
                           Next $15 billion                   0.2450%
                           Next $25 billion                   0.2430%
                           Thereafter                         0.2425%

                                                 Schedule 4 Funds:
                                              International Bond Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6100%
                           Next $1 billion                    0.5580%
                           Next $3 billion                    0.5280%
                           Next $5 billion                    0.5080%
                           Next $15 billion                   0.4950%
                           Next $25 billion                   0.4930%
                           Thereafter                         0.4925%


                                                 Schedule 5 Funds:
                                             High-Yield Municipal Fund
                                               Diversified Bond Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.4100%
                           Next $1 billion                    0.3580%
                           Next $3 billion                    0.3280%
                           Next $5 billion                    0.3080%
                           Next $15 billion                   0.2950%
                           Next $25 billion                   0.2930%
                           Thereafter                         0.2925%

                                                 Schedule 6 Funds:
                                                  High-Yield Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6600%
                           Next $1 billion                    0.6080%
                           Next $3 billion                    0.5780%
                           Next $5 billion                    0.5580%
                           Next $15 billion                   0.5450%
                           Next $25 billion                   0.5430%
                           Thereafter                         0.5425%

                             Investment Category Fee Schedules: Equity Funds

                                                Schedule 1 Funds:
                                                Equity Growth Fund
                                                 Global Gold Fund
                                               Income & Growth Fund
                                                  Utilities Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.5200%
                           Next $5 billion                    0.4600%
                           Next $15 billion                   0.4160%
                           Next $25 billion                   0.3690%
                           Next $50 billion                   0.3420%
                           Next $150 billion                  0.3390%
                           Thereafter                         0.3380%

                                                 Schedule 2 Funds:
                                                Small Company Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.7200%
                           Next $5 billion                    0.6600%
                           Next $15 billion                   0.6160%
                           Next $25 billion                   0.5690%
                           Next $50 billion                   0.5420%
                           Next $150 billion                  0.5390%
                           Thereafter                         0.5380%


Dated:  May 1, 2004

                                                 Exhibit D

                                               Complex Fee Schedule

                           Complex Assets                     Fee Rate
                           --------------                     --------
                           First $2.5 billion                 0.3100%
                           Next $7.5 billion                  0.3000%
                           Next $15.0 billion                 0.2985%
                           Next $25.0 billion                 0.2970%
                           Next $50.0 billion                 0.2960%
                           Next $100.0 billion                0.2950%
                           Next $100.0 billion                0.2940%
                           Next $200.0 billion                0.2930%
                           Next $250.0 billion                0.2920%
                           Next $500.0 billion                0.2910%
                           Thereafter                         0.2900%


Dated:  May 1, 2004